PART II.  INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

     The following table itemizes the expenses incurred by the Trust in connection with the offering of the Offered Securities.
All the amounts shown are estimates except the Securities and Exchange Commission registration fee.


             Item                                    Amount
             ____                                    ______

   Registration Fee -- Securities and
     Exchange Commission . . . . . . . . . . . . . $ 86,207
   Fees of Rating Agencies . . . . . . . . . . . .   60,000
   Legal Fees and Expenses . . . . . . . . . . . .  100,000
   Accounting Fees and Expenses. . . . . . . . . .   50,000
   Printing and Engraving Expenses . . . . . . . .   30,000
   Blue Sky Fee and Expenses . . . . . . . . . . .   25,000
   Trustee's Fees (including counsel fees) . . . .   15,000
   Miscellaneous Expenses. . . . . . . . . . . . .   48,793
                                                   _________

      Total. . . . . . . . . . . . . . . . . . . . $415,000
                                                    ========
________________________




ITEM 16.  Exhibits.

     Exhibit
     Number
     ______

    (1.1)   Form of Underwriting Agreement for Debt Securities
            and Warrants to Purchase Debt Securities.
    (1.2)   Form of Underwriting Agreement for Preferred Shares,
            Depositary Shares, Common Shares and Warrants.
   *(3.1)   Declaration of Trust, dated July 31, 1972, filed as
            Exhibit 3.1 to Registration Statement No. 2-45633,
            together with the following amendments:
            *(a)    Amendment #1, dated July 31, 1972, filed as
                    Exhibit 3.1(a) to Registration Statement No.
                    2-45633.
            *(b)    Amendment #2, dated August 1, 1972, filed as
                    Exhibit 3.1(b) to Registration Statement No.
                    2-45633.
            *(c)    Amendment #3, dated November 15, 1972, filed
                    as Exhibit 3.1(c) to Registration Statement
                    No. 2-45633.
            *(d)    Amendment #4, dated December 6, 1972, filed
                    as Exhibit 3.1(d) to Registration Statement
                    No. 2-45633.
            *(e)    Amendment #5, dated December 12, 1972, filed
                    as Exhibit 1 to Registrant's Form 10-K for
                    the fiscal year ended July 31, 1973.
            *(f)    Amendment #6, dated December 13, 1979, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 13, 1979.
            *(g)    Amendment #7, dated July 9, 1981, filed as
                    Appendix to Proxy Statement relating to
                    Special Meeting of Shareholders held on
                    July 9, 1981.
            *(h)    Amendment #8, dated December 15, 1982, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 15, 1982.
            *(i)    Amendment #9, dated December 10, 1985, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 10, 1985.
            *(j)    Amendment #10, dated December 14, 1987, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 14, 1987.
   *(4.1)   Declaration of Trust (see Exhibit 3.1 above).
 ***(4.2)   Form of Indenture relating to Senior Securities to
            be entered into by the Trust and a banking
            institution organized under the laws of the United
            States of America or a particular State thereof.
  **(4.3)   Form of Senior Securities.
  **(4.4)   Form of Indenture relating to Subordinated
            Securities to be entered into by the Trust and a
            banking institution organized under the laws of the
            United States of America or a particular State
            thereof.
  **(4.5)   Form of Subordinated Securities.
  **(4.6)   Resolutions adopted by the Board of Trustees of the
            Trust authorizing the issuance and establishing the
            terms of the Preferred Shares.
  **(4.7)   Form of Preferred Shares Certificate.
  **(4.8)   Form of Deposit Agreement (including Form of
            Depositary Receipt).
  **(4.9)   Form of Common Shares Certificate.
 **(4.10)   Form of Warrants Agreement.
      (5)   Opinion of Robinson Silverman Pearce Aronsohn &
            Berman re legality.
      (8)   Opinion of Altheimer & Gray re tax matters.
  ***(12)   Statements re computation of ratios.
   (23.1)   Consent of Counsel (contained in Exhibit 5).
   (23.2)   Consent of Tax Counsel (contained in Exhibit 8).
   (23.3)   Consent of Coopers & Lybrand.
   (23.4)   Consent of Eichler, Bergsman, Belonsky & Co.
  ***(24)   Powers of Attorney (included on signature pages).
 **(25.1)   Statement of Eligibility of Senior Securities
            Trustee on Form T-1.
 **(25.2)   Statement of Eligibility of Subordinated Securities
            Trustee on Form T-1.


____________________
 *  Incorporated herein by reference as above indicated.
** To be filed by amendment or incorporated by reference in connection with the offering of Offered Securities.
*** Previously filed.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 20th day of May, 1994.


                              NEW PLAN REALTY TRUST


                              By  /s/ William Newman
                                  _________________________
                                   William Newman,
                                   Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



      Signature              Title                     Date
      _________              _____                     ____


 /s/ William Newman      Chief Executive Officer    May 20, 1994
_____________________      and Trustee
 William Newman

 /s/ Michael Brown       Chief Financial and        May 20, 1994
_____________________      Accounting Officer,
 Michael Brown             Controller


 /s/ Arnold Laubich      President, Chief           May 20, 1994
_____________________      Operating Officer
 Arnold Laubich            and Trustee

*/s/ Norman Gold         Trustee                    May 20, 1994
_____________________
  Norman Gold


*/s/ Melvin D. Newman    Trustee                    May 20, 1994
_____________________
  Melvin D. Newman


*/s/ Raymond H. Bottorf  Trustee                    May 20, 1994
_______________________
  Raymond H. Bottorf


*/s/ James M. Steuterman Senior Vice President--    May 20, 1994
________________________   Acquisitions
  James M. Steuterman      and Trustee


 /s/ Dean Bernstein      Vice President             May 20, 1994
______________________     and Trustee
  Dean Bernstein



*By:/s/ Arnold Laubich                              May 20, 1994
______________________
  Arnold Laubich,
  Attorney-in-fact

                          EXHIBIT INDEX


      Exhibit No.        Description                     Page No.
      ___________        ___________                     ________


    (1.1)   Form of Underwriting Agreement for Debt
            Securities and Warrants to Purchase Debt Securities.
    (1.2)   Form of Underwriting Agreement for Preferred
            Shares, Depositary Shares, Common Shares
            and Warrants.
   *(3.1)   Declaration of Trust, dated July 31, 1972, filed as
            Exhibit 3.1 to Registration Statement No. 2-45633, together with the following amendments:
            *(a)    Amendment #1, dated July 31, 1972, filed
                    as Exhibit 3.1(a) to Registration Statement
                    No. 2-45633.
            *(b)    Amendment #2, dated August 1, 1972, filed
                    as Exhibit 3.1(b) to Registration Statement
                    No. 2-45633.
            *(c)    Amendment #3, dated November 15, 1972, filed
                    as Exhibit 3.1(c) to Registration Statement
                    No. 2-45633.
            *(d)    Amendment #4, dated December 6, 1972, filed
                    as Exhibit 3.1(d) to Registration Statement
                    No. 2-45633.
            *(e)    Amendment #5, dated December 12, 1972, filed
                    as Exhibit 1 to Registrant's Form 10-K for
the
                    fiscal year ended July 31, 1973.
            *(f)    Amendment #6, dated December 13, 1979, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 13, 1979.
            *(g)    Amendment #7, dated July 9, 1981, filed as
                    Appendix to Proxy Statement relating to
Special
                    Meeting of Shareholders held on July 9, 1981.
            *(h)    Amendment #8, dated December 15, 1982, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 15, 1982.
            *(i)    Amendment #9, dated December 10, 1985, filed
                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 10, 1985.
            *(j)    Amendment #10, dated December 14, 1987, filed

                    as Appendix A to Proxy Statement relating to
                    Annual Meeting of Shareholders held on
                    December 14, 1987.
   *(4.1)   Declaration of Trust (see Exhibit 3.1 above).
 ***(4.2)   Form of Indenture relating to Senior Securities to
            be entered
            into by the Trust and a banking institution
organized under
            the laws of the United States of America or a
particular
            State thereof.
  **(4.3)   Form of Senior Securities.

      Exhibit No.   Description                          Page No.
      ___________   ___________                          ________


  **(4.4)   Form of Indenture relating to Subordinated
            Securities
            to be entered into by the Trust and a banking
institution
            organized under the laws of the United States of
America
            or a particular State thereof.
  **(4.5)   Form of Subordinated Securities.
  **(4.6)   Resolutions adopted by the Board of Trustees of the
            Trust
            authorizing the issuance and establishing the terms
of the
            Preferred Shares.
  **(4.7)   Form of Preferred Shares Certificate.
  **(4.8)   Form of Deposit Agreement (including Form of
            Depositary Receipt).
  **(4.9)   Form of Common Shares Certificate.
  **(4.10)  Form of Warrants Agreement.
      (5)   Opinion of Robinson Silverman Pearce Aronsohn &
            Berman re legality.
      (8)   Opinion of Altheimer & Gray re tax status.
  ***(12)   Statements re computation of ratios.
   (23.1)   Consent of Counsel (contained in Exhibit 5).
   (23.2)   Consent of Tax Counsel (contained in Exhibit 8).
   (23.3)   Consent of Coopers & Lybrand.
   (23.4)   Consent of Eichler, Bergsman, Belonsky & Co.
  ***(24)   Powers of Attorney (included on signature pages).
 **(25.1)   Statement of Eligibility of Senior Securities
            Trustee on Form T-1.
 **(25.2)   State of Eligibility of Subordinated Securities
            Trustee on Form T-1.

____________________
 *  Incorporated herein by reference as above indicated.
** To be filed by amendment or incorporated by reference in connection with the offering of Offered Securities.
*** Previously filed.

                                                    EXHIBIT (1.1)
                                                    B&W Draft
                                                    5/19/94


                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

    Debt Securities and Warrants to Purchase Debt Securities

                     UNDERWRITING AGREEMENT


                                              _____________, 1994


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281-1326

Dear Sirs:


     New Plan Realty Trust, a Massachusetts business trust (the "Trust") proposes to issue and sell senior debt securities (the "Senior Securities") or its subordinated debt securities (the "Subordinated Securities"), or both, and/or warrants to purchase Senior Securities or Subordinated Securities (the "Warrants"), or both, from time to time, in one or more offerings on terms to be determined at the time of sale. The Senior Securities will be issued under an indenture (the "Senior Indenture") between the Trust and a banking institution organized under the laws of the United States of America or a particular State thereof (the "Senior Trustee"), and the Subordinated Securities will be issued under an indenture (the "Subordinated Indenture") between the Trust and a banking institution organized under the laws of the United States of America or a particular State thereof (the "Subordinated Trustee"). The term "Trustee" as used herein shall refer to either the Senior Trustee or the Subordinated Trustee, as appropriate, for Senior Securities or Subordinated Securities.

The Senior Indenture and the Subordinated Indenture are each sometimes referred to as the "Indenture". The Warrants will be issued pursuant to a Warrant Agreement (the "Warrant Agreement") between the Trust and a warrant agent (the "Warrant Agent").
Each series of Senior Securities, Subordinated Securities or Warrants may vary, as applicable, as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption and/or repayment provisions, conversion provisions, sinking fund requirements, if any, and any other variable terms which the Senior Indenture, the Subordinated Indenture or any Warrant Agreement, as the case may be, contemplates. The Senior Securities, the Subordinated Securities or Warrants may be offered either together or separately. As used herein, "Securities" shall mean Senior Securities, Subordinated Securities or Warrants or any combination thereof; and "Warrant Securities" shall mean the Senior Securities or Subordinated Securities issuable upon exercise of Warrants. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

     Whenever the Trust determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Trust will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the principal amount of Underwritten Securities to be initially issued, including the number of Warrants, if any (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the principal amount of Initial Underwritten Securities, including the number of Warrants, which each such Underwriter severally agrees to purchase, the names of such of you or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, designations, denominations, interest rates or formulas, interest payment dates, maturity dates, conversion provisions, redemption and/or repayment provisions and sinking fund requirements and the terms of the Warrant Securities and the terms, prices and dates upon which such Warrant Securities may be purchased). In addition, each Terms Agreement shall specify whether the Trust has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the principal amount of Underwritten Securities, including the number of Warrants, subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Trust. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

     The Trust has filed with the Securities and Exchange Com-mission (the "Commission") a registration statement on Form S-3 (No. 33-53311) for the registration of the Securities (including the Underwritten Securities) and Warrant Securities and certain of the Trust's equity securities and warrants to purchase equity securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Trust has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission and each of the Senior Indenture and the Subordinated Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and each prospectus supplement relating to the offering of Underwritten Securities provided to the Underwriters for use (whether or not such prospectus supplement is required to be filed by the Trust pursuant to Rule 424(b) of the 1933 Act Regulations) (the "Prospectus Supplement"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     Section 1.  Representations and Warranties.

     (a) The Trust represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (such latter date being referred to herein as a "Representation Date"), as follows:

          (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the 1939 Act; the Registration Statement, at the time the Registration Statement became effective, did not, and as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date hereof does not, and as of the applicable Representation Date and at Closing Time (as hereinafter defined) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Trust in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (From T-1) (the "Statement of Eligibility") of the Senior Trustee and the Subordinated Trustee under the Senior Indenture and the Subordinated Indenture, respectively.

         (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (iii) The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) The financial statements and supporting schedules included in, or incorporated by reference into, the Regis-tration Statement and the Prospectus present fairly in all material respects the financial position of the Trust and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein.

          (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions or acquisitions entered into by the Trust or any of its subsidiaries other than those arising in the ordinary course of business, which are material with respect to the Trust and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Trust's shares of beneficial interest without par value (the "Common Shares"), or dividends declared, paid or made in accordance with the terms of any series of the Trust's preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), there has been no dividend or distribution of any kind declared, paid or made by the Trust on any class of its Common Shares or Preferred Shares.

         (vi) The Trust has been duly established and is validly existing as a voluntary association (commonly referred to as a business trust) in good standing under the laws of the Commonwealth of Massachusetts; the declaration of trust, as amended (the "Declaration of Trust") pursuant to which the Trust was established, confers upon the trustees therein named, and their successors in trust, power and authority to hold mortgages, to own and lease real property and to conduct its business as described in the Prospectus; and the Trust is duly qualified and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

        (vii) Each subsidiary of the Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to hold mortgages, to own and lease property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity[, except for security interests granted in respect of indebtedness of the Trust or any of its subsidiaries and referred to in the Prospectus].



       (viii) The Indenture has been duly and validly authorized, executed and delivered by the Trust and constitutes the valid and legally binding agreement of the Trust, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (ix) The authorized, issued and outstanding Common Shares and Preferred Shares of the Trust are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan); and such Common Shares and Preferred Shares of the Trust have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights.

          (x) The Underwritten Securities (other than the Warrants) have been duly authorized for issuance and sale pursuant to this Agreement and when issued, authenticated and delivered pursuant to the provisions of the Indenture against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), such Underwritten Securities will constitute valid and legally binding obligations of the Trust, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting enforcement of creditors' rights generally or by general equity principles (regardless or whether enforcement is considered in a proceeding in equity or at law); such Underwritten Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Prospectus; and such Underwritten Securities will be entitled to the benefits provided by the Indenture.

         (xi) The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the issuance of the Warrant Securities upon exercise of the Warrants will not be subject to preemptive or other similar rights; and the Warrants conform in all material respects to all statements relating thereto contained in the Prospectus.

        (xii) If applicable, the Common Shares or Preferred Shares issuable upon conversion of any of the Securities, or the Warrant Securities, will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights; the Common Shares or Preferred Shares so issuable or the Warrant Securities conform in all material respects to all statements relating thereto contained in the Prospectus.

       (xiii) The applicable Warrant Agreement, if any, will have been duly authorized, executed and delivered by the Trust prior to the issuance of any applicable Underwritten Securities, and each constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

        (xiv) Neither the Trust nor any of its subsidiaries is in violation of its Declaration of Trust or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease (other than as disclosed in the Prospectus) or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust or any of its subsidiaries is subject and in which the violation or default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Indenture or the applicable Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Trust, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any con-tract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any property or assets of the Trust or any of its subsidiaries is subject, except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise nor will such action result in any violation of the Declaration of Trust of the Trust or any law, administrative regulation or administrative or court decree except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

         (xv) The Trust is qualified as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and will be so qualified for the taxable year in which sales of the Underwritten Securities are to occur.

        (xvi) The Trust is not required to be registered under the Investment Company Act of 1940, as amended (the "1940
     Act").

       (xvii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust (for purposes of this Agreement, such knowledge shall mean the actual knowledge of a Trust officer, trustee or regional manager), threatened against or affecting the Trust or any of its subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, the Indenture or the applicable Warrant Agreement, if any, or the transactions contemplated herein and therein; all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of their respective property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Trust or any of its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement.

      (xviii) Neither the Trust nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by them.

        (xix) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, the Indenture or any Warrant Agreement, except such as may be required under the 1933 Act, the 1933 Act Regulations or the 1939 Act or state securities laws.

         (xx) The Trust and its subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Trust nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Trust and its subsidiaries considered as one enterprise.

        (xxi) Each of the Trust and its subsidiaries has good and indefeasible title in fee simple to all real property and interests in real property owned by it in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or such as do not materially adversely affect the value of such property or interests and do not materially interfere with the use made and proposed to be made of such property or interests by the Trust or such subsidiary, as the case may be; and, except as otherwise described in the Prospectus, any real property and buildings held under lease by the Trust or any of its subsidiaries or leased by the Trust or any of its subsidiaries to a third party are held or leased by the Trust or its subsidiary, as the case may be, under valid, binding and enforceable leases conforming to the description thereof set forth in the Prospectus (to the extent described therein), enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles, with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Trust or its subsidiary, as the case may be, or third party.

       (xxii) The Trust has full right, power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of the applicable Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Trust.

      (xxiii) Neither the Trust nor any of its subsidiaries has knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by the Trust or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Trust or any of its subsidiaries, the Trust represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     (b) Any certificate signed by any officer of the Trust and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Trust to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at the applicable Representation Date subsequent thereto.

     Section 2.  Purchase and Sale.

     (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the aggregate principal amount of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Terms Agreement) after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Trust setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to Closing Time, unless otherwise agreed upon by you and the Trust. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total aggregate principal amount of Option Securities then being purchased which the aggregate principal amount of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total aggregate principal amount of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement).

     (c) Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the office of Brown & Wood, 58th Floor, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by you and the Trust, at 10:00 A.M., New York City time, on the fifth business day (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Trust (each such time and date of payment and delivery being referred to herein as the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities, shall be made at the above-mentioned offices of Brown & Wood, or at such other place as shall be agreed upon by you and the Trust on each Date of Delivery as specified in the notice from you to the Trust. Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Trust by certified or official bank check or checks in Federal or similar same-day funds payable to the order of the Trust against delivery to you for the respective accounts of the Underwriters for the Underwritten Securities to be purchased by them. The Underwritten Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two business days prior to the Closing Time or Date of Delivery, as the case may be. The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or the Date of Delivery, as the case may be.

     If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Trust pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Trust may approve. As compensation for arranging Delayed Delivery Contracts, the Trust will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee equal to that percentage of the principal amount of Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the Closing Time, the Trust will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Trust as provided below, but not for an aggregate principal amount of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     You shall submit to the Trust, at least three business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Trust will enter into Delayed Delivery Contracts and the principal amount of Underwritten Securities to be purchased by each of them, and the Trust will advise you, at least two business days prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Trust and the principal amount of Underwritten Securities to be covered by each such Delayed Delivery Contract.

     The principal amount of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Trust; provided, however, that the total principal amount of Underwritten Securities to be purchased by all Underwriters shall be the total amount of Underwritten Securities covered by the applicable Terms Agreement, less the principal amount of Underwritten Securities covered by Delayed Delivery Contracts.

     SECTION 3. Covenants of the Trust. The Trust covenants with you, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Immediately following the execution of the applicable Terms Agreement, the Trust will prepare a Prospectus Supplement setting forth the principal amount of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus or the Indenture pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the principal amount of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Trust deem appropriate in connection with the offering of the Underwritten Securities; and the Trust will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request.

     (b) The Trust will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Trust will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Trust will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, and will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

     (d) The Trust will deliver to each Underwriter a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith and documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) as each Underwriter reasonably request and will also deliver to such Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference but without exhibits).

     (e) The Trust will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

     (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Trust, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Trust will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

     (g) The Trust will endeavor, in cooperation with the Under-writers, to qualify the Underwritten Securities, the Warrant Securities, if any, and the Common Shares or Preferred Shares issuable upon conversion of the Securities, if any, for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate; and in each jurisdiction in which the Underwritten Securities, the Warrant Securities, if any, and the Common Shares or Preferred Shares issuable upon conversion of the Securities, if any, have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities, the Warrant Securities, if any, and the Common Shares or Preferred Shares issuable upon conversion of the Securities, if any; provided, however, that the Trust shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

     (h) With respect to each sale of Underwritten Securities, the Trust will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Regis-tration Statement.

     (i) The Trust will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

     (j) The Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (k) The Trust will not, between the date of the applicable Terms Agreement and the termination of any trading restrictions or the Closing Time, whichever is later, with respect to the Underwritten Securities covered thereby, without your prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Trust, excluding debt issued in connection with the acquisition of portfolio properties, with a maturity of more than one year (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement), or if such Terms Agreement relates to Senior Securities or Subordinated Securities that are convertible into Common Shares or Preferred Shares, any Common Shares or Preferred Shares or any security convertible into Common Shares or Preferred Shares (except for Common Shares or Preferred Shares issued pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, or employee and trustee stock option plans), except as may otherwise be provided in the applicable Terms Agreement.

     (l) If the Senior Securities or Subordinated Securities are convertible into Common Shares or Preferred Shares, the Trust will reserve and keep available at all times, free of preemptive rights or other similar rights, a sufficient number of Common Shares or Preferred Shares, as the case may be, for the purpose of enabling the Trust to satisfy any obligations to issue such shares upon conversion of the Securities.

     (m) If the Senior Securities or Subordinated Securities are convertible into Common Shares or Preferred Shares, the Trust will use its best efforts to list the Common Shares or Preferred Shares, as the case may be, issuable upon conversion of the Securities on the New York Stock Exchange or such other national exchange on which the Trust's Common Shares or Preferred Shares, as the case may be, are then listed.

     (n) The Trust has complied and will comply with all of the provisions of Florida H.B. 1771, Section 1, Paragraph 17,130 of the Florida Securities and Investors Act, and all regulations thereunder relating to issuers doing business with Cuba.

     Section 4. Payment of Expenses. The Trust will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including
(i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the cost of printing, filing and distributing to the Underwriters copies of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters and the Warrant Securities, if any, (iv) the fees and disbursements of the Trust's counsel and accountants, of the Trustee and its counsel and of any applicable calculation agent or exchange rate agent, (v) the qualification of the Underwritten Securities, the Warrant Securities, if any, and the Common Shares and Preferred Shares issuable upon conversion of the Securities, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto, (vii) the cost of reproducing and distributing to the Underwriters copies of the Indenture and the applicable Warrant Agreement, if any, (viii) the cost of reproducing and delivering to the Underwriters copies of the Blue Sky Survey, (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (x) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, the Warrant Securities, if any, or the Common Shares or Preferred Shares issuable upon conversion of the Securities, if any, on any national securities exchange, (xi) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (xii) the cost of providing any CUSIP or other identification numbers for the Underwritten Securities or the Common Shares or Preferred Shares issuable upon conversion of the Securities, if applicable, and
(xiii) the fees and expenses of any depositary in connection with the Underwritten Securities.

     If the applicable Terms Agreement is cancelled or terminated by you in accordance with the provisions of Section 5 or Section 9(b)(1), the Trust shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Trust herein contained, to the accuracy of the statements of the Trust's officers made in any certificate pursuant to the provisions hereof, to the performance by the Trust of all of its covenants and other obligations hereunder, and to the following further conditions:

     (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and (ii) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Trust as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any long-term debt securities of the Trust on what is commonly termed a "watch list" for possible downgrading.

     (b)  At Closing Time, you shall have received:

          (1) The favorable opinion, dated as of Closing Time, of Robinson Silverman Pearce Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Trust has been duly established and is validly existing and in good standing as an unincorporated association commonly referred to as a business trust under the laws of the Commonwealth of Massachusetts.

              (ii) The Trust has power and authority to conduct its business as described in the Registration Statement and possesses all licenses, permits, authorizations, consents and orders required for the contemplated method of operation of its business as described in the Registration Statement, the absence of which would materially adversely affect the business of the Trust.

             (iii) The Trust is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, unless failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

              (iv) Each significant subsidiary of the Trust (as such term is defined in Rule 405 under the 1933 Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to hold mortgages, to own and lease property and to conduct its business as described in the Prospectus and is duly qualified as a foreign cor-poration to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such significant subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (v) The authorized, issued and outstanding Common Shares and Preferred Shares of the Trust are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan) and such shares of beneficial interest are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

             (vi) The Underwritten Securities have been duly and validly authorized by all necessary action and, when executed, authenticated and delivered pursuant to the provisions of the Indenture and against payment of the consideration therefor specified in the applicable Terms Agreement or the Delayed Delivery Contracts, if any, the Underwritten Securities will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Indenture and enforceable in accordance with their terms.

             (vii) The Warrants, if applicable, have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (viii) If applicable, the Common Shares or Preferred Shares issuable upon conversion of any of the Senior Securities or Subordinated Securities, or the Warrant Securities, have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

             (ix) The applicable Warrant Agreement, if any, has been duly authorized, executed and delivered by the Trust, and (assuming due authorization, execution and delivery by the Warrant Agent) constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

              (x)  Each of this Agreement, the applicable Terms
          Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Trust.

             (xi) The Indenture has been duly and validly authorized, executed and delivered by the Trust and (assuming due authorization, execution and delivery by the Trustee) constitutes the valid and legally binding agreement of the Trust, enforceable in accordance with its terms.

            (xii) The Indenture has been duly qualified under the 1939 Act.

           (xiii) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (xiv) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus or with respect to the Statement of Eligibility of the Trustee.

             (xv) Each document filed pursuant to the 1934 Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed (or as when amended prior to the Representation Date) as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

            (xvi) The Underwritten Securities, the Warrant Securities, the Common Shares or Preferred Shares issuable upon conversion of the Senior Securities or the Subordinated Securities, if applicable, and the Indenture conform in all material respects to the statements relating thereto contained in the Prospectus.

           (xvii) To the best of their knowledge and informa-tion, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of the property of the Trust or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Trust and its subsidiaries considered as one enterprise.

          (xviii) To the best of their knowledge and informa-tion, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of their knowledge and information, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

            (xix) No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, and the Indenture except such as may be required under the 1933 Act, the 1934 Act and state securities laws or real estate syndication laws; and to the best of their knowledge and information, the execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which they may be bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the Declaration of Trust or any law, administrative regulation or court decree.

             (xx) The Trust is not required to be registered under the 1940 Act.

          (3) The favorable opinion dated as of Closing Time, of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i)  The information in the Prospectus under
          "Certain Federal Income Tax Considerations to the Trust of its REIT Election," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by them and is correct.

             (ii) The Trust has all legal rights, powers and authority necessary to qualify and has qualified as a "real estate investment trust" under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended.

          (4) The favorable opinion, dated as of the Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i), (vi) to (xiv), inclusive, and (xvi) of subsection (b)(1) of this Section.

          (5)  In giving their opinions required by subsections
     (b)(1) and (b)(4), respectively, of this Section, Robinson Silverman Pearce Aronsohn & Berman and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Trust with the Commission (whichever is later), or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving their opinions, Robinson Silverman Pearce Aronsohn & Berman, Altheimer & Gray and Brown & Wood may rely, or assume the accuracy of, (1) as to matters involving the laws of the Commonwealth of Massachusetts upon the opinion of Fordham & Starrett (or other counsel reasonably satisfactory to counsel for the Underwriters) in form and substance satisfactory to counsel for the Underwriters, (2) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Trust and (3) as to the qualification and good standing of the Trust or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

     (c) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and you shall have received a certificate of the Chief Executive Officer, the President or the chief financial or chief accounting officer of the Trust, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (d) At the time of execution of the applicable Terms Agreement, you shall have received from Coopers & Lybrand a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent accountants with respect to the Trust and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Trust included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Trust, a reading of the minute books of the Trust, inquiries of certain officials of the Trust who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that
(A) the unaudited financial statements and financial statement schedules of the Trust included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, (B) the unaudited operating data and balance sheet data of the Trust in the Registration Statement and the Prospectus under the caption "Selected Consolidated Financial Data" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, or (C) at a specified date not more than five days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Trust or in the consolidated long term debt of the Trust or any decrease in the net assets of the Trust, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of the Trust, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause
(iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and its subsidiaries identified in such letter.

     (e) At Closing Time, you shall have received from Coopers & Lybrand a letter dated as of such Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to such Closing Time.

     (f) At the time of execution of the applicable Terms Agreement, you shall have received from Eichler, Bergsman, Belonsky & Co. a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants as required by the 1933 Act and the applicable published rules and regulations thereunder with respect to the Trust and its subsidiaries and certain properties acquired by the Trust; and (ii) it is their opinion that the financial statements and supporting schedules of the properties acquired by the Trust included in the Trust's Form 8-K incorporated by reference in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder.

     (g) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

     (h) In the event the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust contained herein and the statements in any certificates furnished by the Trust hereunder shall be true and correct as of each Date of Delivery, and you shall have received:

          (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Trust, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (2)  The favorable opinion of Robinson Silverman Pearce
     Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option
     Securities and otherwise substantially to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3) The favorable opinion of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by
     Section 5(b)(2) hereof.

          (4) The favorable opinion of Brown & Wood, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

          (5) A letter from Coopers & Lybrand, in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(5) shall be a date not more than five days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Trust at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 6. Indemnification. (a) The Trust agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section
15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any un-true statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (1) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust; and

          (3) against any and all expense whatsoever (including, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or made in reliance upon the Trustee's Statement of Eligibility filed as an exhibit to the Registration Statement.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Trust, its trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the applicable Prospectus Supplement in respect of such offering bears to the initial public offering price appearing thereon and the Trust is respon-sible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this
Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Trust, each officer of the Trust who signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Trust.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Trust and shall survive delivery of and payment for the Underwritten Securities until the expiration of any statute of limitations applicable to any legal or regulatory action.

     Section 9. Termination of Agreement. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Trust or by you upon the giving of 30 days' written notice of such termination to the other party hereto; provided that this Agreement may not be terminated prior to the Closing Time set forth in any applicable Terms Agreement.

     (b) You may also terminate the applicable Terms Agreement, by notice to the Trust, at any time at or prior to the Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis or escalation of any existing hostilities, the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any of the securities of the Trust has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, New York or Massachusetts authorities, or (iv) if the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Trust as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any long-term debt securities of the Trust on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (c) In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Trust pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of
Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 13 and 14 hereof shall remain in effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 48-hour period, then:

     (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b)  if the aggregate principal amount of Defaulted
Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased pursuant to such Terms
Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Trust shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1326, attention of Tjarda V.S. Clagett, Director; and notices to the Trust shall be directed to it at 1120 Avenue of the Americas, New York, New York 10036, attention of William Newman, Chairman.

     Section 12. Parties. This Agreement and the applicable Terms Agreement shall inure to the benefit of and be binding upon you and the Trust and any Underwriter who becomes a party to such Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. Governing Law and Time. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     Section 14. No Liability of Shareholders, Trustees or Officers. This Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned in his/her capacity as an officer or trustee of the Trust which has been formed as a Massachusetts business trust pursuant to a Declaration of Trust of New Plan Realty Trust dated as of July 31, 1972, as amended, and not individually, and neither the trustees, officers or shareholders of the Trust shall be bound or have any person liability hereunder or thereunder. Each party hereto shall look solely to the assets of the Trust for satisfaction of any liability of the Trust in respect of this Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Trust or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     Section 15.  Counterparts.  This Agreement and the
applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Trust in accordance with its terms.

                                  Very truly yours,

                                  NEW PLAN REALTY TRUST


                                  By:  _________________________
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:____________________________

                                                        Exhibit A



                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

                      [Title of Securities]

                         TERMS AGREEMENT


                                             Dated:       , 1994


To:  New Plan Realty Trust
     1120 Avenue of the Americas
     New York, New York  10036

Attention:  Chairman of the Board of Trustees

Dear Sirs:

     We (the "Representative") understand that New Plan Realty Trust, a Massachusetts business trust (the "Trust"), proposes to
issue and sell $           aggregate principal amount of its
[Title of Debt Securities] [and] [             Warrants (the
"Warrants") to purchase an aggregate of $           principal
amount of [Title of Warrant Securities] (the "Warrant Securities")] (the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective amounts of [Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below)] [, including the respective numbers of Warrants, if applicable,] set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.




                       Principal Amount            Number of
Underwriter           of Debt Securities            Warrants
___________           __________________            ________




                         __________               __________
     Total              $                        $
                         ==========               ==========


     The Underwritten Securities shall have the following terms:
                          [Securities]

Title of Securities:
Currency:
Principal amount to be issued:
Current Ratings:
Interest rate or formula:
Interest payment dates:
Stated maturity date:
Redemption and/or repayment provisions:
Sinking fund requirements:
Number of Option Securities, if any, that may be purchased by the
Underwriters:
Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of Delivery:
     Minimum Contract:
     Maximum aggregate principal amount:
     Fee:       %]

Initial public offering price:       %, plus accrued interest, if
any, or amortized original issue discount, if any, from
        , 19  .
Purchase price:       %, plus accrued interest, if any, or
amortized original issue discount, if any, from           , 19
(payable in [same] [next] day funds).
Conversion provisions:
Form:
Other terms:
Closing time, date and location:

                           [Warrants]

Number of Warrants to be issued:
Warrant Agent:
Issuable jointly with Securities:  [Yes]  [No]
     [Number of Warrants issued
     with each $            principal amount of Securities:]
     [Detachable data:]
Date from which Warrants are exercisable:
Date on which Warrants expire:
Exercise price(s) of Warrants:
Initial public offering price:  $
Purchase price:  $
Title of Warrant Securities:
     Principal amount purchasable upon exercise of one Warrant:
     Interest rate:  Payable:
     Date of maturity:
     Redemption provisions:
     Sinking fund requirements:
[Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of delivery:
     Minimum contract:
     Maximum aggregate principal amount:
     Fee:    %]
Other terms:
[Closing date and location:]]

     All the provisions contained in the document attached as Annex A hereto entitled "New Plan Realty Trust-Debt Securities and Warrants to Purchase Debt Securities-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than     o'clock P.M. (New
York City time) on        by signing a copy of this Terms
Agreement in the space set forth below and returning the signed copy to us.

                         Very truly yours,

                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED

                         By:_________________________

                         Acting on behalf of itself and
                           the other named Underwriters.

Accepted:

NEW PLAN REALTY TRUST

By:_________________________
   Name:
   Title:

                                                        Exhibit B


                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

                      [Title of Securities]

                    DELAYED DELIVERY CONTRACT



                                                          , 19


New Plan Realty Trust
1120 Avenue of the Americas
New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     The undersigned hereby agrees to purchase from New Plan
Realty Trust (the "Trust"), and the Trust agrees to sell to the undersigned on __________, 19__ (the "Delivery Date"),

of the Trust's [insert title of security] (the "Securities"), offered by the Trust's Prospectus dated __________, 19__, as supplemented by its Prospectus Supplement dated ___________, 19__, receipt of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus accrued interest from __________, 19__,] [and, $__________ per Warrant, respectively], on the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Trust or its order by certified or official bank check in Federal or similar same-day funds at the office of

                           , on the Delivery Date, upon delivery
to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Trust not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Trust, on or before __________, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated __________, 19__ between the Trust and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Trust will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Trust delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Trust that all necessary action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Trust and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Trust will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $________ and that the acceptance of any Delayed Delivery Contract is in the Trust's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Trust, it is requested that the Trust sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Trust and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                                   Yours very truly,

                                   _____________________________
                                        (Name of Purchaser)

                                   By___________________________
                                             (Title)

                                   _____________________________

                                   _____________________________
                                             (Address)
Accepted as of the date first above written.

NEW PLAN REALTY TRUST

By___________________________
          (Title)

          PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                                             Telephone No.
                                              (including
               Name                            Area Code)
               ____                          _____________

                                                    EXHIBIT (1.2)
                                                    B&W Draft
                                                    5/19/94


                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

                Common Shares, Preferred Shares,
             Warrants to Purchase Common Shares and
             Preferred Shares, and Depositary Shares

                     UNDERWRITING AGREEMENT


                                               ____________, 1994


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York 10281-1326

Dear Sirs:


     New Plan Realty Trust, a Massachusetts business trust (the "Trust") proposes to issue and sell shares of beneficial interest without par value (the "Common Shares"), preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), and/or warrants to purchase a number of Common Shares or Preferred Shares (the "Warrants"), from time to time, in one or more offerings on terms to be determined at the time of sale. The Preferred Shares may be offered in the form of depositary shares (the "Depositary Shares") represented by depositary receipts (the "Depositary Receipts"). The Warrants will be issued pursuant to a Warrant Agreement (the "Warrant Agreement") between the Trust and a warrant agent (the "Warrant Agent").
Each series of Preferred Shares may vary as to the specific number of shares, title, stated value, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable resolutions (each, the "Resolutions") relating to such Preferred Shares. As used herein, "Securities" shall mean the Common Shares, the Preferred Shares, the Warrants, the Depositary Shares and the Depositary Receipts; and "Warrant Securities" shall mean the Common Shares or Preferred Shares issuable upon exercise of Warrants. As used herein, "you" and "your", unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

     Whenever the Trust determines to make an offering of Securities through you or through an underwriting syndicate managed by you, the Trust will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, you and such other underwriters, if any, selected by you as have authorized you to enter into such Terms Agreement on their behalf (the "Underwriters", which term shall include you whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the number of Underwritten Securities of each class or series to be initially issued, including the number of Warrants, if any (the "Initial Underwritten Securities"), whether the Initial Underwritten Securities shall be in the form of Depositary Shares and the fractional amount of Preferred Shares represented by each Depositary Share, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the number of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of you or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, the time, date and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings (in the case of Preferred Shares and Depositary Shares only), designations, liquidation preferences, conversion provisions, redemption provisions and sinking fund requirements and the terms of the Warrant Securities and the terms, prices and dates upon which such Warrant Securities may be purchased). In addition, each Terms Agreement shall specify whether the Trust has agreed to grant to the Underwriters an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the number of Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between you and the Trust. Each offering of Underwritten Securities through you or through an underwriting syndicate managed by you will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

     The Trust has filed with the Securities and Exchange Com-mission (the "Commission") a registration statement on Form S-3 (No. 33-53311) for the registration of the Securities (including the Underwritten Securities) and Warrant Securities and certain of the Trust's debt securities and warrants to purchase debt securities, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Trust has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and each prospectus supplement relating to the offering of Underwritten Securities provided to the Underwriters for use (whether or not such prospectus supplement is required to be filed by the Trust pursuant to Rule 424(b) of the 1933 Act Regulations) (the "Prospectus Supplement"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     Section 1.  Representations and Warranties.

     (a) The Trust represents and warrants to you, as of the date hereof, and to you and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (such latter date being referred to herein as a "Representation Date"), as follows:

          (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and 1933 Act Regulations; the Registration Statement, at the time the Registration Statement became effective, did not, and as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date hereof does not, and as of the applicable Representation Date and at Closing Time (as hereinafter defined) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Trust in writing by any Underwriter through you expressly for use in the Registration Statement or the Prospectus.

         (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (iii) The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

         (iv) The financial statements and supporting schedules included in, or incorporated by reference into, the Regis-tration Statement and the Prospectus present fairly in all material respects the financial position of the Trust and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein.

          (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions or acquisitions entered into by the Trust or any of its subsidiaries other than those arising in the ordinary course of business, which are material with respect to the Trust and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Trust's shares of beneficial interest, or dividends declared, paid or made in accordance with the terms of any series of the Trust's preferred shares of beneficial interest, there has been no dividend or distribution of any kind declared, paid or made by the Trust on any class of its shares of beneficial interest or preferred shares of beneficial interest.

         (vi) The Trust has been duly established and is validly existing as a voluntary association (commonly referred to as a business trust) in good standing under the laws of the Commonwealth of Massachusetts; the declaration of trust, as amended (the "Declaration of Trust") pursuant to which the Trust was established, confers upon the trustees therein named, and their successors in trust, power and authority to hold mortgages, to own and lease real property and to conduct its business as described in the Prospectus; and the Trust is duly qualified and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the Resolutions relating to the Preferred Shares or Depositary Shares, if applicable, will be in full force and effect as of the applicable Representation Date.

        (vii) Each subsidiary of the Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to hold mortgages, to own and lease property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity[, except for security interests granted in respect of indebtedness of the Trust or any of its subsidiaries and referred to in the Prospectus].

       (viii) The authorized, issued and outstanding common and preferred shares of beneficial interest of the Trust are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan); and such shares of beneficial interest and preferred shares of beneficial interest of the Trust have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to preemptive or other similar rights.

         (ix) The Underwritten Securities (other than Warrants) and, if applicable, the deposit of the Preferred Shares in accordance with the provisions of a Deposit Agreement (each, a "Deposit Agreement"), among the Trust, the financial institution named in the Deposit Agreement (the "Depositary") and the holders of the Depositary Receipts issued thereunder, have been duly authorized by the Trust for issuance and sale pursuant to this Agreement (and, if applicable, the Deposit Agreement) and, when issued and delivered pursuant to this Agreement (and, if applicable, the Deposit Agreement) against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract (as hereinafter defined), such Underwritten Securities will be duly and validly issued, fully paid and non-assessable; the Preferred Shares, if applicable, conform to the provisions of the Resolutions; such Underwritten Securities conform in all material respects to all statements relating thereto contained in the Prospectus; and the issuance of such Underwritten Securities is not subject to preemptive or other similar rights.

         (x) The Warrants have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); the issuance of the Warrant Securities upon exercise of the Warrants will not be subject to preemptive or other similar rights; and the Warrants conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xi) If applicable, the Common Shares issuable upon conversion of any of the Preferred Shares or the Depositary Shares, or the Warrant Securities, will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights; the Common Shares so issuable or the Warrant Securities conform in all material respects to all statements relating thereto contained in the Prospectus.

          (xii) The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, will have been duly authorized, executed and delivered by the Trust prior to the issuance of any applicable Underwritten Securities, and each constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, and the Deposit Agreement, if any, each conforms in all material respects to all statements relating thereto contained in the Prospectus.

          (xiii) If applicable, upon execution and delivery thereof pursuant to the terms of the Deposit Agreement, the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as enforcement of such rights may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (xiv) Neither the Trust nor any of its subsidiaries is in violation of its Declaration of Trust or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease (other than as disclosed in the Prospectus) or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Trust or any of its subsidiaries is subject and in which the violation or default might result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder have been duly authorized by all necessary action on the part of the Trust, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any property or assets of the Trust or any of its subsidiaries is subject, except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise nor will such action result in any violation of the Declaration of Trust of the Trust or any law, administrative regulation or administrative or court decree except for any such default or violation that could not reasonably result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

          (xv) The Trust is qualified as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and will be so qualified for the taxable year in which sales of the Underwritten Securities are to occur.

          (xvi) The Trust is not required to be registered under the Investment Company Act of 1940, as amended (the "1940
     Act").

          (xvii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Trust (for purposes of this Agreement, such knowledge shall mean the actual knowledge of a Trust officer, trustee or regional manager), threatened against or affecting the Trust or any of its subsidiaries which is required to be disclosed in the Prospectus (other than as disclosed therein) or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, the applicable Warrant Agreement, if any, or the applicable Deposit Agreement, if any, or the transactions contemplated herein and therein; all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of their respective property is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Trust or any of its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement.

          (xviii) Neither the Trust nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business now operated by them.

          (xix) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, any Warrant Agreement or any Deposit Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (xx) The Trust and its subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Trust nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Trust and its subsidiaries considered as one enterprise.

          (xxi) Each of the Trust and its subsidiaries has good and indefeasible title in fee simple to all real property and interests in real property owned by it in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or such as do not materially adversely affect the value of such property or interests and do not materially interfere with the use made and proposed to be made of such property or interests by the Trust or such subsidiary, as the case may be; and, except as otherwise described in the Prospectus, any real property and buildings held under lease by the Trust or any of its subsidiaries or leased by the Trust or any of its subsidiaries to a third party are held or leased by the Trust or its subsidiary, as the case may be, under valid, binding and enforceable leases conforming to the description thereof set forth in the Prospectus (to the extent described therein), enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles, with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Trust or its subsidiary, as the case may be, or third party.

          (xxii) The Trust has full right, power and authority to enter into this Agreement, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, and this Agreement has been, and as of the applicable Representation Date, the applicable Terms Agreement and the Delayed Delivery Contracts, if any, will have been, duly authorized, executed and delivered by the Trust.

          (xxiii) Neither the Trust nor any of its subsidiaries has knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by the Trust or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; and in connection with the construction on or operation and use of the properties owned by the Trust or any of its subsidiaries, the Trust represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     (b) Any certificate signed by any officer of the Trust and delivered to you or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Trust to each Underwriter participating in such offering as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at the applicable Representation Date subsequent thereto.

     Section 2.  Purchase and Sale.

     (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Terms Agreement) after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by you to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by you, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to Closing Time, unless otherwise agreed upon by you and the Trust. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as you in your discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

     (c) Payment of the purchase price for, and delivery of, the Underwritten Securities to be purchased by the Underwriters shall be made at the office of Brown & Wood, 58th Floor, One World Trade Center, New York, New York 10048-0557, or at such other place as shall be agreed upon by you and the Trust, at 10:00 A.M., New York City time, on the fifth business day (unless postponed in accordance with the provisions of Section 10 herein) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by you and the Trust (each such time and date of payment and delivery being referred to herein as the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates representing, such Option Securities, shall be made at the above-mentioned offices of Brown & Wood, or at such other place as shall be agreed upon by you and the Trust on each Date of Delivery as specified in the notice from you to the Trust. Unless otherwise specified in the applicable Terms Agreement, payment shall be made to the Trust by certified or official bank check or checks in Federal or similar same-day funds payable to the order of the Trust against delivery to you for the respective accounts of the Underwriters of the certificates for the Underwritten Securities to be purchased by them. The Underwritten Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two business days prior to the Closing Time or Date of Delivery, as the case may be. The Underwritten Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time or the Date of Delivery, as the case may be.

     If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Trust pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Trust may approve. As compensation for arranging Delayed Delivery Contracts, the Trust will pay to you at Closing Time, for the respective accounts of the Underwriters, a fee specified in the applicable Terms Agreement for each of the Underwritten Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the Closing Time, the Trust will enter into Delayed Delivery Contracts (for not less than the minimum number of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Trust as provided below, but not for an aggregate number of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     You shall submit to the Trust, at least three business days prior to the Closing Time, the names of any institutional investors with which it is proposed that the Trust will enter into Delayed Delivery Contracts and the number of Underwritten Securities to be purchased by each of them, and the Trust will advise you, at least two business days prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Trust and the number of Underwritten Securities to be covered by each such Delayed Delivery Contract.

     The number of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the number of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Trust; provided, however, that the total number of Underwritten Securities to be purchased by all Underwriters shall be the total number of Underwritten Securities covered by the applicable Terms Agreement, less the number of Underwritten Securities covered by Delayed Delivery Contracts.

     SECTION 3. Covenants of the Trust. The Trust covenants with you, and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Immediately following the execution of the applicable Terms Agreement, the Trust will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Trust, the initial public offering price, if any, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Trust deem appropriate in connection with the offering of the Underwritten Securities; and the Trust will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as you shall reasonably request.

     (b) The Trust will notify you immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Trust will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (c) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Trust will give you notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, and will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which you or counsel for the Underwriters shall reasonably object.

     (d) The Trust will deliver to each Underwriter a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith and documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) as you reasonably request and will also deliver to each Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference but without exhibits).

     (e) The Trust will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

     (f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Trust, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Trust will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

     (g) The Trust will endeavor, in cooperation with the Under-writers, to qualify the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as you may designate; and in each jurisdiction in which the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities, the Warrant Securities, if any, the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any; provided, however, that the Trust shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

     (h) With respect to each sale of Underwritten Securities, the Trust will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Regis-tration Statement.

     (i) The Trust will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Underwritten Securities are to occur.

     (j) The Trust, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

     (k) The Trust will not, between the date of the applicable Terms Agreement and the termination of any trading restrictions or the Closing Time, whichever is later, with respect to the Underwritten Securities covered thereby, without your prior written consent, offer or sell, grant any option for the sale of, or enter into any agreement to sell, any securities of the same class or series or ranking on a parity with such Underwritten Securities (other than the Underwritten Securities which are to be sold pursuant to such Terms Agreement), or if such Terms Agreement relates to Preferred Shares or Depositary Shares that are convertible into Common Shares, any Common Shares or any security convertible into Common Shares (except for Common Shares issued pursuant to reservations, agreements, employee benefit plans, dividend reinvestment plans, or employee and trustee stock option plans), except as may otherwise be provided in the applicable Terms Agreement.

     (l) If the Preferred Shares or Depositary Shares are convertible into Common Shares or if Warrants are issued, the Trust will reserve and keep available at all times, free of preemptive rights or other similar rights, a sufficient number of Common Shares or Preferred Shares, as the case may be, for the purpose of enabling the Trust to satisfy any obligations to issue such shares upon conversion of the Preferred Shares or the Depositary Shares, as the case may be, or upon exercise of the Warrants.

     (m) If the Preferred Shares or Depositary Shares are convertible into Common Shares, the Trust will use its best efforts to list the Common Shares issuable upon conversion of the Preferred Shares or Depositary Shares on the New York Stock Exchange or such other national exchange on which the Trust's Common Shares are then listed.

     (n) The Trust has complied and will comply with all of the provisions of Florida H.B. 1771, Section 1, Paragraph 17,130 of the Florida Securities and Investors Act, and all regulations thereunder relating to issuers doing business with Cuba.

     Section 4. Payment of Expenses. The Trust will pay all expenses incident to the performance of its obligations under this Agreement or the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the cost of printing, filing and distributing to the Underwriters copies of this Agreement and the applicable Terms Agreement, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters and the Warrant Securities, if any, (iv) the fees and disbursements of the Trust's counsel and accountants,
(v) the qualification of the Underwritten Securities, the Warrant Securities, if any, and the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, and of the Prospectus and any amendments or supplements thereto,
(vii) the cost of reproducing and distributing to the Underwriters copies of the applicable Deposit Agreement, if any, and the applicable Warrant Agreement, if any, (viii) the cost of reproducing and delivering to the Underwriters copies of the Blue Sky Survey, (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the Securities, (x) the fees and expenses, if any, incurred with respect to the listing of the Underwritten Securities, the Warrant Securities, if any, or the Common Shares issuable upon conversion of the Preferred Shares or the Depositary Shares, if any, on any national securities exchange, and (xi) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

     If the applicable Terms Agreement is cancelled or terminated by you in accordance with the provisions of Section 5 or Section 9(b)(1), the Trust shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Trust herein contained, to the accuracy of the statements of the Trust's officers made in any certificate pursuant to the provisions hereof, to the performance by the Trust of all of its covenants and other obligations hereunder, and to the following further conditions:

     (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and (ii) if Preferred Shares or Depositary Shares are being offered, the rating assigned by any nationally recognized statistical rating organization to any preferred shares of beneficial interest of the Trust as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any preferred shares of beneficial interest of the Trust on what is commonly termed a "watch list" for possible downgrading.

     (b)  At Closing Time, you shall have received:

          (1) The favorable opinion, dated as of Closing Time, of Robinson Silverman Pearce Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Trust has been duly established and is validly existing and in good standing as an unincorporated association commonly referred to as a business trust under the laws of the Commonwealth of Massachusetts.

              (ii) The Trust has power and authority to conduct its business as described in the Registration Statement and possesses all licenses, permits, authorizations, consents and orders required for the contemplated method of operation of its business as described in the Registration Statement, the absence of which would materially adversely affect the business of the Trust.

             (iii) The Trust is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification, unless failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

              (iv) Each significant subsidiary of the Trust (as such term is defined in Rule 405 under the 1933 Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to hold mortgages, to own and lease property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such significant subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (v)  The authorized, issued and outstanding
          shares of beneficial interest and preferred shares of beneficial interest of the Trust are as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or the exercise of convertible securities referred to in the Registration Statement including, without limitation, exercise of share options, granting of share options or issuance of shares pursuant to the dividend reinvestment plan) and such shares of beneficial interest are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

              (vi)  The Underwritten Securities and, if
          applicable, the deposit of the Preferred Shares in accordance with the provisions of a Deposit Agreement, have been duly and validly authorized by all necessary action and, when issued and delivered pursuant to this Agreement against payment of the consideration therefor specified in the applicable Terms Agreement or the Delayed Delivery Contracts, the Underwritten Securities will be validly issued, fully paid and non-assessable; and the Preferred Shares, if applicable, conform to the provisions of the Resolutions.

             (vii) The Warrants, if applicable, have been duly authorized and, when issued and delivered pursuant to this Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, will have been duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Trust entitled to the benefits provided by the Warrant Agreement under which they are to be issued, except as enforcement of such benefits may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (viii) If applicable, the Common Shares issuable upon conversion of any of the Preferred Shares or Depositary Shares, or the Warrant Securities, have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such shares, when issued upon such conversion or exercise, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion or exercise will not be subject to preemptive or other similar rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

              (ix) The applicable Warrant Agreement, if any, and the applicable Deposit Agreement, if any, have been duly authorized, executed and delivered by the Trust, and (assuming due authorization, execution and delivery by the Warrant Agent in the case of the Warrant Agreement, and the Depositary, in the case of the Deposit Agreement) each constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Warrant Agreement, if any, and the Deposit Agreement, if any, each conforms in all material respects to all statements relating thereto contained in the Prospectus.

               (x) If applicable, upon execution and delivery thereof pursuant to the terms of the Deposit Agreement, the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as enforcement of such rights may be limited by bankruptcy, insolvency or other similar laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

              (xi)  Each of this Agreement, the applicable Terms
          Agreement and the Delayed Delivery Contracts, if any, has been duly authorized, executed and delivered by the Trust.

             (xii) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

            (xiii)  The Registration Statement and the
          Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates, comply as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act and the 1933 Act Regulations; it being understood, however, that no opinion need be rendered with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus.

             (xiv) Each document filed pursuant to the 1934 Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed (or as when amended prior to the Representation Date) as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

              (xv)  If applicable, the relative rights,
          preferences, interests and powers of the Preferred Shares or Depositary Shares, as the case may be, are as set forth in the Resolutions relating thereto, and all such provisions are valid under applicable Massachusetts Law; and, as applicable, the form of certificate used to evidence the Preferred Shares being represented by the Depositary Shares and form of certificate used to evidence the related Depositary Receipts are in due and proper form under applicable Massachusetts Law and comply in all material respects with all applicable statutory requirements.

              (xvi)  The Underwritten Securities, the Warrant
          Securities, and the Common Shares issuable upon conversion of the Preferred Shares or Depositary
          Shares, if applicable, conform in all material respects to the statements relating thereto contained in the Prospectus.

             (xvii) To the best of their knowledge and informa-tion, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Trust or any of its subsidiaries is a party or of which any of the property of the Trust or its subsidiaries is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the business of the Trust and its subsidiaries considered as one enterprise.

            (xviii) To the best of their knowledge and informa-tion, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and, to the best of their knowledge and information, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed which would have a material adverse effect on the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise.

           (xix) No authorization, approval or consent of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Trust of the transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any, except such as may be required under the 1933 Act, the 1934 Act and state securities laws or real estate syndication laws; and to the best of their knowledge and information, the execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Deposit Agreement, if any, or the applicable Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein and compliance by the Trust with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust or any of its subsidiaries is a party or by which they may be bound or to which any of the property or assets of the Trust or any of its subsidiaries is subject, nor will such action result in violation of the provisions of the Declaration of Trust or any law, administrative regulation or court decree.

             (xx) The Trust is not required to be registered under the 1940 Act.

          (3) The favorable opinion dated as of Closing Time, of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i)  The information in the Prospectus under
          "Certain Federal Income Tax Considerations to the Trust of its REIT Election," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by them and is correct.

             (ii) The Trust has all legal rights, powers and authority necessary to qualify and has qualified as a "real estate investment trust" under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended.

          (4) The favorable opinion, dated as of the Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i), (vi) to (xiii), inclusive, and (xvi) of subsection (b)(1) of this Section.

          (5)  In giving their opinions required by subsections
     (b)(1) and (b)(4), respectively, of this Section, Robinson Silverman Pearce Aronsohn & Berman and Brown & Wood shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Trust with the Commission (whichever is later), or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (excluding the financial statements and financial schedules included or incorporated by reference therein, as to which such counsel need express no belief), at the Representation Date or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving their opinions, Robinson Silverman Pearce Aronsohn & Berman, Altheimer & Gray and Brown & Wood may rely, or assume the accuracy of, (1) as to matters involving the laws of the Commonwealth of Massachusetts upon the opinion of Fordham & Starrett (or other counsel reasonably satisfactory to counsel for the Underwriters) in form and substance satisfactory to counsel for the Underwriters, (2) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Trust and (3) as to the qualification and good standing of the Trust or any of its subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate government officials or opinions of counsel in such jurisdictions.

     (c) At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; and you shall have received a certificate of the Chief Executive Officer, the President or the chief financial or chief accounting officer of the Trust, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (d) At the time of execution of the applicable Terms Agreement, you shall have received from Coopers & Lybrand a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent accountants with respect to the Trust and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the consolidated financial statements and supporting schedules of the Trust included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions therein comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial statements of the Trust, a reading of the minute books of the Trust, inquiries of certain officials of the Trust who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that
(A) the unaudited financial statements and financial statement schedules of the Trust included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, (B) the unaudited operating data and balance sheet data of the Trust in the Registration Statement and the Prospectus under the caption "Selected Consolidated Financial Data" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, (C) at a specified date not more than five days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Trust or in the consolidated long term debt of the Trust or any decrease in the net assets of the Trust, as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated statement of operations included or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, or decrease in net income or net income per share of the Trust, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause
(iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and the Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Trust and its subsidiaries identified in such letter.

     (e) At Closing Time, you shall have received from Coopers & Lybrand a letter dated as of such Closing Time to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to such Closing Time.

     (f) At the time of execution of the applicable Terms Agreement, you shall have received from Eichler, Bergsman, Belonsky & Co. a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants as required by the 1933 Act and the applicable published rules and regulations thereunder with respect to the Trust and its subsidiaries and certain properties acquired by the Trust; and (ii) it is their opinion that the financial statements and supporting schedules of the properties acquired by the Trust included in the Trust's Form 8-K incorporated by reference in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder.

     (g) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Trust in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

     (h) In the event the Underwriters exercise their option provided in a Terms Agreement as set forth in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Trust contained herein and the statements in any certificates furnished by the Trust hereunder shall be true and correct as of each Date of Delivery, and you shall have received:

          (1) A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Trust, in their capacities as such, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (2)  The favorable opinion of Robinson Silverman Pearce
     Aronsohn & Berman, counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option
     Securities and otherwise substantially to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3) The favorable opinion of Altheimer & Gray, tax counsel for the Trust, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise substantially to the same effect as the opinion required by
     Section 5(b)(2) hereof.

          (4) The favorable opinion of Brown & Wood, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

          (5) A letter from Coopers & Lybrand, in form and substance satisfactory to you and dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to you pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(5) shall be a date not more than five days prior to such Date of Delivery.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by you by notice to the Trust at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     Section 6. Indemnification. (a) The Trust agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section
15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any un-true statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission, or alleged omission therefrom, of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (1) above, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Trust; and

          (3) against any and all expense whatsoever (including, the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Trust, its trustees, each of its officers who signed the Registration Statement and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Trust by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     Section 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Trust and the Underwriters with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust and one or more of the Underwriters in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the applicable Prospectus Supplement in respect of such offering bears to the initial public offering price appearing thereon and the Trust is respon-sible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this
Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Trust, each officer of the Trust who signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Trust.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Trust submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Trust and shall survive delivery of and payment for the Underwritten Securities until the expiration of any statute of limitations applicable to any legal or regulatory action.

     Section 9. Termination of Agreement. (a) This Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Trust or by you upon the giving of 30 days' written notice of such termination to the other party hereto; provided that this Agreement may not be terminated prior to the Closing Time set forth in any applicable Terms Agreement.

     (b) You may also terminate the applicable Terms Agreement, by notice to the Trust, at any time at or prior to the Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business or business prospects of the Trust and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis or escalation of any existing hostilities, the effect of which is such as to make it, in your judgment, impracticable to market the Underwritten Securities or enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any of the securities of the Trust has been suspended by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, New York or Massachusetts authorities, or (iv) if Preferred Shares or Depositary Shares are being offered and the rating assigned by any nationally recognized statistical rating organization to any preferred shares of beneficial interest of the Trust as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred shares of beneficial interest of the Trust on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

     (c) In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Trust pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(h) hereof, the provisions of
Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 13 and 14 hereof shall remain in effect.

     Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then you shall have the right, within 48 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you shall not have completed such arrangements within such 48-hour period, then:

     (a) if the total number of Defaulted Securities does not exceed 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the total number of Defaulted Securities exceeds 10% of the total number of Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement, either you or the Trust shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1326, attention of Tjarda V.S. Clagett, Director; and notices to the Trust shall be directed to it at 1120 Avenue of the Americas, New York, New York 10036, attention of William Newman, Chairman.

     Section 12. Parties. This Agreement and the applicable Terms Agreement shall inure to the benefit of and be binding upon you and the Trust and any Underwriter who becomes a party to such Terms Agreement, and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or such Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     Section 13. Governing Law and Time. This Agreement and the applicable Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     Section 14. No Liability of Shareholders, Trustees or Officers. This Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been executed by the undersigned in his/her capacity as an officer or trustee of the Trust which has been formed as a Massachusetts business trust pursuant to a Declaration of Trust of New Plan Realty Trust dated as of July 31, 1972, as amended, and not individually, and neither the trustees, officers or shareholders of the Trust shall be bound or have any person liability hereunder or thereunder. Each party hereto shall look solely to the assets of the Trust for satisfaction of any liability of the Trust in respect of this Agreement, the applicable Terms Agreement and all documents, agreements, understandings and arrangements relating to this transaction and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Trust or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     Section 15.  Counterparts.  This Agreement and the
applicable Terms Agreement may be executed in one or more counterparts, and if executed in more than one counterpart the executed counterparts shall constitute a single instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Trust in accordance with its terms.

                                  Very truly yours,

                                  NEW PLAN REALTY TRUST


                                  By:  _________________________
                                        Name:
                                        Title:

CONFIRMED AND ACCEPTED,
  as of the date first
  above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By:  __________________________

                                                        Exhibit A



                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

                      [Title of Securities]

                         TERMS AGREEMENT


                                        Dated:       , 1994


To:  New Plan Realty Trust
     1120 Avenue of the Americas
     New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     We (the "Representative") understand that New Plan Realty Trust, a Massachusetts business trust (the "Trust"), proposes to issue and sell the number of its [shares of beneficial interest (the "Common Shares")] [preferred shares of beneficial interest
(the "Preferred Shares")] [             Warrants (the "Warrants")
to purchase           Shares (the "Warrant Securities")]
[interests in Preferred Shares in the form of depositary shares (the "Depositary Shares") represented by depositary receipts (the "Depositary Receipts")] (such [Common Shares] [Preferred Shares] [Warrants] [Depositary Shares and Depositary Receipts] being collectively hereinafter [also] referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of [Initial Underwritten Securities (as defined in the Underwriting Agreement referred to below)] [, including the respective numbers of Warrants, if applicable,] set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Underwriting Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.



                       Number of Shares
                         of Initial                Number of
Underwriter        Underwritten Securities         Warrants
___________        _______________________         ________



                          __________              __________
     Total               $                       $
                          ==========              ===========


     The Underwritten Securities shall have the following terms:
 [Common Shares]     [Preferred Shares]     [Depositary Shares]
Title of Securities:
Number of Shares:
[If applicable, fractional amount of Preferred Shares represented by each Depositary Share:]
[Current Ratings:]
[Dividend Rate: [$             ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share: $          [, plus accumulated
dividends, if any, from            , 19  .]
Purchase price per share:  $          [, plus accumulated
dividends, if any, from               , 19  .]
[Conversion provisions:]
[Redemption provisions:]
[Sinking fund requirements:]
Number of Option Securities, if any, that may be purchased by the
Underwriters:
Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of Delivery:
     Minimum Contract:
     Maximum number of Shares:
     Fee:]
Additional co-managers, if any:
Other terms:
Closing time, date and location:


                            Warrants

Number of Warrants to be issued:
Warrant Agent:
Issuable jointly with _______ Shares:  [Yes]  [No]
     [Number of Warrants issued
     with each ______ Share:]
     [Detachable data:]
Date from which Warrants are exercisable:
Date on which Warrants expire:
Exercise price(s) of Warrants:
Initial public offering price:  $
Purchase price:  $
Title of Warrant Securities:
     Principal amount purchasable upon exercise of one Warrant:
     Interest rate: Payable:
     Date of maturity:
     Redemption provisions:
     Sinking fund requirements:
[Delayed Delivery Contracts: [authorized] [not authorized]
     [Date of delivery:
     Minimum contract:
     Maximum aggregate principal amount:
     Fee:    %]
Other terms:
[Closing date and location:]]

     All the provisions contained in the document attached as Annex A hereto entitled "New Plan Realty Trust-Common Shares, Preferred Shares, Warrants to Purchase Common Shares and Preferred Shares, and Depositary Shares-Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than     o'clock P.M. (New
York City time) on        by signing a copy of this Terms
Agreement in the space set forth below and returning the signed copy to us.

                         Very truly yours,

                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED

                         By:_________________________

                         Acting on behalf of itself and
                           the other named Underwriters.

Accepted:

NEW PLAN REALTY TRUST

By:_________________________
   Name:
   Title:

                                                        Exhibit B


                      NEW PLAN REALTY TRUST
                (a Massachusetts business trust)

                      [Title of Securities]

                    DELAYED DELIVERY CONTRACT



                                              _____________, 19__


New Plan Realty Trust
1120 Avenue of the Americas
New York, New York  10036

Attention: Chairman of the Board of Trustees

Dear Sirs:

     The undersigned hereby agrees to purchase from New Plan
Realty Trust (the "Trust"), and the Trust agrees to sell to the undersigned on __________, 19__ (the "Delivery Date"),

of the Trust's [insert title of security] (the "Securities"), offered by the Trust's Prospectus dated __________, 19__, as supplemented by its Prospectus Supplement dated ___________, 19__, receipt of which is hereby acknowledged, at a purchase price of [$__________] [and, $__________ per Warrant, respectively], on the Delivery Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Trust or its order by certified or official bank check in Federal or similar same-day funds at the office of

                           , on the Delivery Date, upon delivery
to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Trust not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Trust, on or before __________, 19__, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated __________, 19__ between the Trust and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Trust will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Trust delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Trust that all necessary action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Trust and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Trust will not accept Delayed Delivery Contracts for a number of Securities in excess of ________ and that the acceptance of any Delayed Delivery Contract is in the Trust's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Trust, it is requested that the Trust sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Trust and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                                   Yours very truly,

                                   _____________________________
                                        (Name of Purchaser)

                                   By___________________________
                                             (Title)

                                   _____________________________

                                   _____________________________
                                             (Address)
Accepted as of the date first above written.

NEW PLAN REALTY TRUST

By___________________________
          (Title)

          PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                                             Telephone No.
                                              (including
               Name                            Area Code)
               ____                          _____________

                                                      EXHIBIT (5)

           ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN
                   1290 Avenue of the Americas
                    New York, New York  10104


                          May 20, 1994




New Plan Realty Trust
1120 Avenue of the Americas
New York, New York  10036

               Re:  $250,000,000 Aggregate Offering Price of
                    Securities of New Plan Realty Trust
                    ________________________________________

Ladies and Gentlemen:

          We are acting as counsel for New Plan Realty Trust (the "Trust") in connection with the registration statement on Form S-3 (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the offering from time to time, as set forth in the prospectus contained in the Registration Statement (the "Prospectus") and as to be set forth in one or more supplements to the Prospectus (each a "Prospectus Supplement"), by the Trust of up to $250,000,000 aggregate offering price of one or more series of (i) unsecured debt securities, which may be either senior debt securities (the "Senior Securities") or subordinated debt securities (the "Subordinated Securities," and together with the Senior Securities, the "Debt Securities"), (ii) preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), (iii) Preferred Shares represented by depositary shares (the "Depositary Shares"), (iv) shares of beneficial interest without par value (the "Common Shares"), or (v) warrants to purchase Debt Securities, Preferred Shares or Common Shares (the "Warrants"). The Debt Securities, Preferred Shares, Depositary Shares, Common Shares and Warrants are collectively referred to herein as the "Securities." Any Debt Securities may be convertible into Preferred Shares or Common Shares and any Preferred Shares may be convertible into Common Shares.

          The Senior Securities are to be issued under an Indenture, as amended or supplemented from time to time (the "Senior Securities Indenture"), between the Trust and a trustee to be selected by the Trust (the "Senior Securities Trustee") and the Subordinated Securities are to be issued under an Indenture, as amended or supplemented from time to time (the "Subordinated Securities Indenture"), between the Trust and a trustee to be selected by the Trust (the "Subordinated Securities Trustee"). The Depositary Shares are to be issued under one or more Deposit Agreements (each, a "Deposit Agreement"), each to be between the Trust and a financial institution identified therein as the depositary (each, a "Depositary"). The Warrants are to be issued under one or more Warrant Agreements (each, a "Warrant Agreement"), each to be between the Trust and a financial institution identified therein as warrant agent (each, a "Warrant Agent").

          In our capacity as your counsel in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Trust in connection with the authorization and issuance of the Securities and for the purposes of this opinion, have assumed such proceedings will be timely completed. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we have deemed necessary or appropriate for purposes of this opinion.

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. With your knowledge and permission, with respect to matters of Massachusetts law and as to the matters set forth therein, we have relied on the opinion of Fordham & Starrett, Massachusetts counsel to the Trust, a copy of which is attached hereto and made a part hereof.

          We have been furnished with, and with your consent have relied upon, certificates of officers of the Trust with respect to certain factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

          We are members of the Bar of the State of New York and we express no opinion herein concerning any law other than the laws of the State of New York and the laws of the United States of America.

          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

          1. The Senior Securities Indenture has been duly authorized, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

          2. The Senior Securities have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the Senior Securities have been duly established pursuant to the Senior Securities Indenture, duly authenticated by the Senior Securities Trustee and duly executed and delivered on behalf of the Trust against payment therefor in accordance with the terms and provisions of the Senior Securities Indenture and as contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Senior Securities will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

          3. The Subordinated Securities Indenture has been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

          4. The Subordinated Securities have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the Subordinated Securities have been established pursuant to the Subordinated Securities Indenture, duly authenticated by the Subordinated Securities Trustee and duly executed and delivered on behalf of the Trust against payment therefor in accordance with the terms and provisions of the Subordinated Securities Indenture and as contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Subordinated Securities will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

          5. The Preferred Shares have been duly authorized and when the Preferred Shares have been duly established in accordance with the terms of the Trust's Declaration of Trust, as amended and applicable law, and, upon issuance, delivery and payment therefor in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Preferred Shares will be validly issued, fully paid and nonassessable.

          6. The Deposit Agreements have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreements of the Trust, enforceable against the Trust in accordance with their respective terms.

          7. The Depositary Shares have been duly authorized, and when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the depositary receipts representing the Depositary Shares (the "Depositary Receipts") have been duly executed and delivered by the Depositary and delivered to and paid for by the purchasers thereof in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, and when all corporate action necessary for the issuance of such Depositary Shares and the underlying Preferred Shares has been taken, such Depositary Shares will be validly issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement.

          8. The Common Shares have been duly authorized, and upon issuance, delivery and payment therefor in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, will be validly issued, fully paid and nonassessable.

          9. The Warrant Agreements have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreements of the Trust, enforceable against the Trust in accordance with their respective terms.

          10. The Warrants have been duly authorized, and when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust and countersigned by the applicable Warrant Agent in accordance with the applicable Warrant Agreement and delivered to and paid for by the purchasers thereof in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms.

          The opinions set forth above are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;
(iv) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 514 of the Senior Securities Indenture or any similar provision to be contained in the Subordinated Securities Indenture; and (iii) we express no opinion with respect to whether acceleration of Debt Securities may affect the collectibility of any portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon.

          To the extent that the obligations of the Trust under the Senior Securities Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Senior Securities Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Senior Securities Trustee is duly qualified to engage in the activities contemplated by the Senior Securities Indenture; that the Senior Securities Indenture has been duly authorized, executed and delivered by the Senior Securities Trustee and constitutes the legally valid and binding obligation of the Senior Securities Trustee enforceable against the Senior Securities Trustee in accordance with its terms; that the Senior Securities Trustee is in compliance, generally with respect to acting as a trustee under the Senior Securities Indenture, with all applicable laws and regulations; and that the Senior Securities Trustee has the requisite organization and legal power and authority to perform its obligations under the Senior Securities Indenture.

          To the extent that the obligations of the Trust under the Subordinated Securities Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Subordinated Securities Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Subordinated Securities Trustee is duly qualified to engage in the activities contemplated by the Senior Securities Indenture; that the Subordinated Securities Indenture has been duly authorized, executed and delivered by the Subordinated Securities Trustee and constitutes the legally valid and binding obligation of the Subordinated Securities Trustee enforceable against the Subordinated Securities Trustee in accordance with its terms; that the Subordinated Securities Trustee is in compliance, generally with respect to acting as a trustee under the Subordinated Securities Indenture, with all applicable laws and regulations; and that the Subordinated Securities Trustee has the requisite organization and legal power and authority to perform its obligations under the Subordinated Securities Indenture.

          To the extent that the obligations of the Trust under each Deposit Agreement may be dependent upon such matters, we assume for purposes of this opinion that the Depositary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Depositary is duly qualified to engage in the activities contemplated by the Deposit Agreement; that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and consti-tutes the legally valid and binding obligation of the Depositary enforceable against the Depositary in accordance with its terms; that the Depositary is in compliance, generally with respect to acting as a Depositary under the Deposit Agreement, with all applicable laws and regulations; and that the Depositary has the requisite organizational and legal power and authority to perform its obligations under the Deposit Agreement.

          To the extent that the obligations of the Trust under each Warrant Agreement may be dependent upon such matters, we assume for purposes of this opinion that the Warrant Agent is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Warrant Agent is duly qualified to engage in the activities contemplated by the Warrant Agreement; that the Warrant Agreement has been duly authorized, executed and delivered by the Warrant Agent and constitutes the legally valid and binding obligation of the Warrant Agent enforceable against the Warrant Agent in accordance with its terms; that the Warrant Agent is in compliance, generally with respect to acting as a Warrant Agent under the Warrant Agreement, with all applicable laws and regulations; and that the Warrant Agent has the requisite organizational and legal power and authority to perform its obligations under the Warrant Agreement.

          We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus included therein.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,

                                   ROBINSON SILVERMAN PEARCE
                                     ARONSOHN & BERMAN

                    FORDHAM & STARRETT, P.C.
                 260 Franklin Street, Suite 1900
                  Boston, Massachusetts  02110



                          May 20, 1994





New Plan Realty Trust
1120 Avenue of the Americas
New York, New York  10036

Robinson Silverman Pearce Aronsohn & Berman
1290 Avenue of the Americas
New York, NY  10104

               Re:  $250,000,000 Aggregate Offering Price of
                    Securities of New Plan Realty Trust
                    ________________________________________

Ladies and Gentlemen:

          We are acting as Massachusetts counsel for New Plan Realty Trust (the "Trust") in connection with the registration statement on Form S-3 (the "Registration Statement") filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the offering from time to time, as set forth in the prospectus contained in the Registration Statement (the "Prospectus") and as to be set forth in one or more supplements to the Prospectus (each a "Prospectus Supplement"), by the Trust of up to $250,000,000 aggregate offering price of one or more series of (i) unsecured debt securities, which may be either senior debt securities (the "Senior Securities") or subordinated debt securities (the "Subordinated Securities," and together with the Senior Securities, the "Debt Securities"), (ii) preferred shares of beneficial interest, par value $1.00 per share (the "Preferred Shares"), (iii) Preferred Shares represented by depositary shares (the "Depositary Shares"), (iv) shares of beneficial interest without par value (the "Common Shares"), or (v) warrants to purchase Debt Securities, Preferred Shares or Common Shares (the "Warrants"). The Debt Securities, Preferred Shares, Depositary Shares, Common Shares and Warrants are collectively referred to herein as the "Securities." Any Debt Securities may be convertible into Preferred Shares or Common Shares and any Preferred Shares may be convertible into Common Shares.

          The Senior Securities are to be issued under an Indenture, as amended or supplemented from time to time (the "Senior Securities Indenture"), between the Trust and a trustee to be selected by the Trust (the "Senior Securities Trustee") and the Subordinated Securities are to be issued under an Indenture, as amended or supplemented from time to time (the "Subordinated Securities Indenture"), between the Trust and a trustee to be selected by the Trust (the "Subordinated Securities Trustee"). The Depositary Shares are to be issued under one or more Deposit Agreements (each, a "Deposit Agreement"), each to be between the Trust and a financial institution identified therein as the depositary (each, a "Depositary"). The Warrants are to be issued under one or more Warrant Agreements (each, a "Warrant Agreement"), each to be between the Trust and a financial institution identified therein as warrant agent (each, a "Warrant Agent").

          In our capacity as your Massachusetts counsel in connection with such registration, we are familiar with the proceedings taken and proposed to be taken by the Trust in connection with the authorization and issuance of the Securities and for the purposes of this opinion, have assumed such proceedings will be timely completed. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we have deemed necessary or appropriate for purposes of this opinion.

          In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

          We have been furnished with, and with your consent have relied upon, certificates of officers of the Trust with respect to certain factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

          We are members of the Bar of the Commonwealth of Massachusetts and we express no opinion herein concerning any law other than the laws of the Commonwealth of Massachusetts. We also express no opinion on Massachusetts securities or blue sky laws, nor on Massachusetts tax law.

          Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

          1. The Senior Securities Indenture has been duly authorized, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

          2. The Senior Securities have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the Senior Securities have been duly established pursuant to the Senior Securities Indenture, duly authenticated by the Senior Securities Trustee and duly executed and delivered on behalf of the Trust against payment therefor in accordance with the terms and provisions of the Senior Securities Indenture and as contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Senior Securities will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

          3. The Subordinated Securities Indenture has been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms.

          4. The Subordinated Securities have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the Subordinated Securities have been established pursuant to the Subordinated Securities Indenture, duly authenticated by the Subordinated Securities Trustee and duly executed and delivered on behalf of the Trust against payment therefor in accordance with the terms and provisions of the Subordinated Securities Indenture and as contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Subordinated Securities will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms.

          5. The Preferred Shares have been duly authorized and when the Preferred Shares have been duly established in accordance with the terms of the Trust's Declaration of Trust, as amended and applicable law, and, upon issuance, delivery and payment therefor in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, the Preferred Shares will be validly issued, fully paid and nonassessable.

          6. The Deposit Agreements have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreements of the Trust, enforceable against the Trust in accordance with their respective terms.

          7. The Depositary Shares have been duly authorized, and when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when the depositary receipts representing the Depositary Shares (the "Depositary Receipts") have been duly executed and delivered by the Depositary and delivered to and paid for by the purchasers thereof in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, and when all corporate action necessary for the issuance of such Depositary Shares and the underlying Preferred Shares has been taken, such Depositary Shares will be validly issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement.

          8. The Common Shares have been duly authorized, and upon issuance, delivery and payment therefor in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, will be validly issued, fully paid and nonassessable.

          9. The Warrant Agreements have been duly authorized and, when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust will constitute the legally valid and binding agreements of the Trust, enforceable against the Trust in accordance with their respective terms.

          10. The Warrants have been duly authorized, and when the final terms thereof have been duly established in accordance with the laws of Massachusetts, and when duly executed and delivered by the Trust and countersigned by the applicable Warrant Agent in accordance with the applicable Warrant Agreement and delivered to and paid for by the purchasers thereof in the manner contemplated by the Registration Statement and/or the applicable Prospectus Supplement, will constitute legally valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms.

          The opinions set forth above are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;
(iv) we express no opinion concerning the enforceability of the waiver of rights or defenses contained in Section 514 of the Senior Securities Indenture or any similar provision to be contained in the Subordinated Securities Indenture; and (iii) we express no opinion with respect to whether acceleration of Debt Securities may affect the collectibility of any portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon.

          To the extent that the obligations of the Trust under the Senior Securities Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Senior Securities Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Senior Securities Trustee is duly qualified to engage in the activities contemplated by the Senior Securities Indenture; that the Senior Securities Indenture has been duly authorized, executed and delivered by the Senior Securities Trustee and constitutes the legally valid and binding obligation of the Senior Securities Trustee enforceable against the Senior Securities Trustee in accordance with its terms; that the Senior Securities Trustee is in compliance, generally with respect to acting as a trustee under the Senior Securities Indenture, with all applicable laws and regulations; and that the Senior Securities Trustee has the requisite organization and legal power and authority to perform its obligations under the Senior Securities Indenture.

          To the extent that the obligations of the Trust under the Subordinated Securities Indenture may be dependent upon such matters, we assume for purposes of this opinion that the Subordinated Securities Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Subordinated Securities Trustee is duly qualified to engage in the activities contemplated by the Senior Securities Indenture; that the Subordinated Securities Indenture has been duly authorized, executed and delivered by the Subordinated Securities Trustee and constitutes the legally valid and binding obligation of the Subordinated Securities Trustee enforceable against the Subordinated Securities Trustee in accordance with its terms; that the Subordinated Securities Trustee is in compliance, generally with respect to acting as a trustee under the Subordinated Securities Indenture, with all applicable laws and regulations; and that the Subordinated Securities Trustee has the requisite organization and legal power and authority to perform its obligations under the Subordinated Securities Indenture.

          To the extent that the obligations of the Trust under each Deposit Agreement may be dependent upon such matters, we assume for purposes of this opinion that the Depositary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Depositary is duly qualified to engage in the activities contemplated by the Deposit Agreement; that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the legally valid and binding obligation of the Depositary enforceable against the Depositary in accordance with its terms; that the Depositary is in compliance, generally with respect to acting as a Depositary under the Deposit Agreement, with all applicable laws and regulations; and that the Depositary has the requisite organizational and legal power and authority to perform its obligations under the Deposit Agreement.

          To the extent that the obligations of the Trust under each Warrant Agreement may be dependent upon such matters, we assume for purposes of this opinion that the Warrant Agent is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that the Warrant Agent is duly qualified to engage in the activities contemplated by the Warrant Agreement; that the Warrant Agreement has been duly authorized, executed and delivered by the Warrant Agent and constitutes the legally valid and binding obligation of the Warrant Agent enforceable against the Warrant Agent in accordance with its terms; that the Warrant Agent is in compliance, generally with respect to acting as a Warrant Agent under the Warrant Agreement, with all applicable laws and regulations; and that the Warrant Agent has the requisite organizational and legal power and authority to perform its obligations under the Warrant Agreement.

          We consent to your filing this opinion as an attachment to the opinion of Robinson Silverman Pearce Aronsohn & Berman which opinion is an exhibit to the Registration Statement and to the reference to our firm under the caption "Legal Matters" in the prospectus included therein.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                   Very truly yours,


                                   FORDHAM & STARRETT, P.C.



                                   By_________________________
                                       Brian W. LeClair

                                                      EXHIBIT (8)

Law Offices
ALTHEIMER & GRAY
Suite 4000
10 South Wacker Drive
Chicago, Illinois 60606
(312) 715-4000


                                   May 18, 1994

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036

Gentlemen:

     This opinion is delivered to you in connection with a public offering of Debt Securities, Preferred Shares, Depository Shares, Common Shares and Warrants having an aggregate offering price of up to $250,000,000 of New Plan Realty Trust (the "Trust") pursuant to the Trust's Registration Statement on Form S-3, as filed with the Securities and Exchange Commission.

     For purposes of this opinion:

     1. We have examined the Declaration of Trust, as amended to date, of the Trust.

     2. We have prepared and sent to the Trust a memorandum setting forth the various rules and definitions relating to the qualification of the Trust as a real estate investment trust ("REIT") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").

     3. We have relied, as to matters of fact necessary to this opinion, on certificates and representations of officers or employees of the Trust and of Coopers & Lybrand, independent public accountants of the Trust.

     4. We have been advised by the Trust that the Internal Revenue Service has completed tax audits of the Trust for taxable years 1973, 1974, and 1975 and has made no assertion that the Trust has not qualified as a REIT for any of such years or any taxable year thereafter.

     5.   We have reviewed the information in the Trust's
Prospectus related to the above described offering (the
"Prospectus") under the caption "CERTAIN FEDERAL INCOME TAX
CONSIDERATIONS TO THE TRUST OF ITS REIT ELECTION."

     6. We have made no independent investigation of the facts represented or set forth in any of the foregoing paragraphs of this letter and are relying for purposes hereof on said
Declaration of Trust, certificates, representations and advice.

     Based on the foregoing, it is our opinion that the Trust has been organized in conformity with the requirements for qualification as a REIT, and has operated in such a manner as to have qualified for taxation as a REIT under the Code.

     Norman M. Gold, a partner of this firm, is a Trustee of the Trust.

     We consent to the filing of this opinion as an exhibit to the Registration Statement referred to above and to the use of our name wherever appearing in such Registration Statement, including the Prospectus, and any amendment thereto.

                                   Very truly yours,



                                   ALTHEIMER & GRAY

                                                   EXHIBIT (23.3)

               CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 33-53311) of our report dated September 22, 1993, on our audits of the consolidated financial statements and financial statement schedules of New Plan Realty Trust (the "Trust") as of July 31, 1993 and 1992 and for each of the three years in the period ended July 31, 1993, which are included in the Annual Report on Form 10-K of the Trust for the year ended July 31, 1993. We also consent to the reference to our firm under the caption "Experts."



                              COOPERS & LYBRAND


New York, New York
May 20, 1994

                                                   EXHIBIT (23.4)

               CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated September 3, 1993 and January 4, 1994, on our audits of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for the year ended December 31, 1992, which are included in the Reports on Form 8-K/A of the Trust dated October 6, 1993 and January 13, 1994, respectively. We also consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 3, 1994, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by the Trust for the year ended July 31, 1993, which are included in the Report on Form 8-K of the Trust dated February 10, 1994. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.



                              EICHLER, BERGSMAN, BELONSKY & CO.


New York, New York
May 20, 1994